SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Fidelity Select Portfolios

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total Fee Paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Important Notice Regarding the Availability of

Proxy Materials for the

Shareholder Meeting to be held on October 20, 2021

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are

available at https://www.proxy-direct.com/Fidelity

COMPUTERS PORTFOLIO

CONSUMER FINANCE PORTFOLIO

FUNDS OF FIDELITY® SELECT PORTFOLIOS®

245 SUMMER STREET, BOSTON, MASSACHUSETTS 02210

1-800-544-8544

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Computers Portfolio and Consumer Finance Portfolio (the funds), each a series of Fidelity Select Portfolios (the trust), will be held on October 20, 2021, at 8:00 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof. In light of public health concerns regarding COVID-19, the Meeting will be held in a virtual format only. The Meeting will be accessible solely by means of remote audio communication. You will not be able to attend the meeting in person.

1.	To modify Computers Portfolio’s fundamental concentration policy.

2.	To modify Consumer Finance Portfolio’s fundamental concentration policy.

The Board of Trustees has fixed the close of business on August 23, 2021 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees, CYNTHIA LO BESSETTE Secretary

August 23, 2021

Your vote is important - please vote your shares promptly.

In light of public health concerns regarding COVID-19 the Meeting will be held in a virtual format only. Shareholders are invited to attend the Meeting by means of remote audio communication at Meetings.computershare.com/MLWPAWG. You will not be able to attend the Meeting in person. You will be required to enter the control number found on your proxy card voting instruction form or notice you previously received. If you have lost or misplaced your control number, please email Computershare Fund Services, the proxy tabulator for the Meeting (“Computershare”), at Fidelity.Investments@proxydirectmail.com or shareholdermeetings@computershare.com (include your full name, street address, city, state & zip code) to verify your identity and obtain your control number.

If your shares are held through a brokerage account or by a bank or other holder of record you will need to request a legal proxy in order to receive access to the virtual Meeting. To do so, you must submit proof of your proxy power (legal proxy) reflecting your holdings, along with your name and email address, to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m. ET on October 15, 2021. You will receive a confirmation of your registration by email that includes the control number necessary to access and vote at the Meeting. Requests for registration should be directed to Computershare at Fidelity.Investments@proxydirectmail.com or shareholdermeetings@computershare.com.

Any shareholder who does not expect to virtually attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions that follow or by indicating voting instructions on the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.

All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer

	2)	ABC Corp.	John Smith, Treasurer

		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee

	2)	ABC Trust	Ann B. Collins, Trustee

	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee

C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

OR THROUGH THE INTERNET

1.	Read the proxy statement, and have your proxy card or notice handy.

2.	Call the toll-free number or visit the web site indicated on your proxy card or notice.

3.	Enter the number found either in the box on the front of your proxy card or on the proposal page(s) of your notice.

4.	Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

FIDELITY SELECT PORTFOLIOS:

COMPUTERS PORTFOLIO

CONSUMER FINANCE PORTFOLIO

TO BE HELD ON OCTOBER 20, 2021

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Select Portfolios (the trust) to be used at the Special Meeting of Shareholders of Computers Portfolio and Consumer Finance Portfolio (the funds) and at any adjournments thereof (the Meeting), to be held on October 20, 2021 at 8:00 a.m. Eastern Time. In light of public health concerns regarding COVID-19, the Board of Trustees and Fidelity Management & Research Company LLC (FMR), the fund’s investment adviser, have determined that the Meeting will be held in a virtual format only. The Meeting will be accessible solely by means of remote audio communication. You will not be able to attend the meeting in person.

Shareholders of other funds in the trust, Air Transportation Portfolio, Communications Equipment Portfolio, Energy Service Portfolio, and Natural Gas Portfolio, will also participate in the Meeting and have been mailed a separate notice and proxy statement relating to proposals to be voted upon by the shareholders of those funds.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about August 23, 2021. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the trust. In addition, Computershare Fund Services (“Computershare”) may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds. The funds may also arrange to have votes recorded by telephone. Computershare may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds. The approximate anticipated total cost of these services is as follows:

Fund Name	Estimated aggregate cost for Computershare to call and solicit votes	Estimated aggregate cost for Computershare to receive votes over the phone
Computers Portfolio	$500	$350
Consumer Finance Portfolio	$500	$350

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted.

For Computers Portfolio and Consumer Finance Portfolio, the expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by each fund.

The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

The principal business address of FMR, each fund’s investment adviser is 245 Summer Street, Boston, Massachusetts 02210. The principal business address of Fidelity Distributors Company LLC (FDC), each fund’s principal underwriter and distribution agent, is 900 Salem Street, Smithfield, Rhode Island 02917. FMR Investment Management (UK) Limited, at 1 St. Martin’s Le Grand, London, EC1A 4AS, United Kingdom; Fidelity Management & Research (Hong Kong) Limited, at Floor 19, 41 Connaught Road Central, Hong Kong; and Fidelity Management & Research (Japan) Limited, at Kamiyacho Prime Place at 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan are also sub-advisers to each fund.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust’s receipt of a subsequent valid internet or telephonic vote, or by virtually attending the Meeting and voting.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum.

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

One-third of each fund’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Please visit www.fidelity.com/proxies to determine the status of this scheduled Meeting.

Shares of each fund issued and outstanding as of June 30, 2021 are indicated in the following table:

Number of Shares
Computers Portfolio	[________]
Consumer Finance Portfolio	[________]

[As of June 30, 2021, the Trustees, Members of the Advisory Board (if any) and officers of the trust owned, in the aggregate, less than 1% of each fund’s outstanding shares.]

[To the knowledge of the trust, substantial (5% or more) record and/or beneficial ownership of each fund as of June 30, 2021 was as follows:]

To the knowledge of the trust, no [other] shareholder owned of record or beneficially more than 5% of the outstanding shares of the funds as of June 30, 2021.

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR and/or another entity or entities of which FMR LLC is the ultimate parent has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on August 23, 2021 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date, with fractional amounts entitled to a proportional fractional vote.

For a free copy of each fund’s annual report for the fiscal year ended February 28, 2021 call 1-800-544-8544, visit Fidelity’s web site at www.fidelity.com, or write to FDC at 900 Salem Street, Smithfield, Rhode Island 02917.

VOTE REQUIRED: Approval of Proposals 1 and 2 requires the affirmative vote of a “majority of the outstanding voting securities” of the appropriate fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to each proposal, votes to ABSTAIN will have the same effect as votes cast AGAINST the proposal.

PROPOSAL 1

TO MODIFY COMPUTERS PORTFOLIO’S FUNDAMENTAL

CONCENTRATION POLICY

The purpose of this proposal is to modify the fundamental industry concentration policy for Computers Portfolio in order to align it with the repositioning of the fund to tech hardware. This proposal requests approval of the changes to the fund’s industry concentration policy. The repositioning of the fund does not require shareholder approval.

Computers Portfolio’s current fundamental industry concentration policy states: “The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the computers industries.”

The 1940 Act requires funds to state a policy regarding concentration of investments in a particular industry, and to make the policy fundamental (changeable only by shareholder vote). The SEC has taken the position that a fund that invests more than 25% of its total assets in a particular industry is concentrating its investments. The fund is seeking shareholder approval to change the concentration policy in order to align the policy with the fund’s new name and investment policies that will take effect on or about November 13, 2021.

The Board, including the Independent Trustees, has approved, and recommends that shareholders of Computers Portfolio vote to modify this policy to state: “The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [computers industries] tech hardware industry.” (proposed additional language is underlined, deleted language is [bracketed]).

If the proposal is approved by shareholders, the fund’s fundamental industry concentration policy will change to reflect the tech hardware industry name. If the proposal is not approved by shareholders, FMR plans to manage the fund under its current concentration policy.

Currently, Computers Portfolio invests in companies principally engaged in research, design, development, manufacture, or distribution of products, processes, or services that relate to currently available or experimental hardware technology within the computer industry.

As approved by the fund’s Board of Trustees, effective on or about November 13, 2021, Computers Portfolio will be repositioned as a tech hardware fund, which involves changing the fund name to Tech Hardware Portfolio and changing the fund’s investment policy to “invest at least 80% of its assets in securities of companies principally engaged in development, manufacture, or distribution of tech hardware.”

The repositioned fund will continue to offer shareholders exposure to computers, but will expand to include consumer electronics, communications equipment, and network security. Repositioning the fund will benefit existing shareholders by better reflecting how the computers industry has evolved over time, providing exposure to all of the interconnected parts of the “computers” industry, including communications equipment.

The changes to the fund’s name, investment policy, and supplemental benchmark discussed above are not subject to shareholder approval and will take effect on or about November 13, 2021 even if shareholders do not approve the change to the fund’s concentration policy.

For more information regarding changes to the fund’s investment policy that will take effect on or about November 13, 2021, please see the fund’s prospectus dated April 29, 2021, as supplemented.

In addition, in connection with the repositioning, Computer Portfolio’s supplemental benchmark will be changed from the FactSet Computers & Peripherals Linked Index to the FactSet Technology Hardware Index, which is designed to track the performance of companies engaged in the research, development, and manufacturing of technology hardware companies. FactSet uses the Revere Business Industry Classification System (RBICS) framework to classify issuers for purposes of the index, which will also be used to classify issuers for purposes of industry or sector classification under the fund’s concentration policy after the fund is repositioned.

Conclusion. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. If the proposal is approved by shareholders, the proposed change will take effect on or about November 13, 2021 or on the first day of the month following shareholder approval if the meeting is adjourned. If the proposal is not approved by shareholders, the existing concentration policy will remain in effect, and the fund will be repositioned effective on or about November 13, 2021 pursuant to the existing concentration policy.

PROPOSAL 2

TO MODIFY CONSUMER FINANCE PORTFOLIO’S FUNDAMENTAL

CONCENTRATION POLICY

The purpose of this proposal is to modify the fundamental industry concentration policy for Consumer Finance Portfolio in order to align it with the repositioning of the fund to fintech. This proposal requests approval of the changes to the fund’s industry concentration policy. The repositioning of the fund does not require shareholder approval.

Consumer Finance Portfolio’s current fundamental industry concentration policy states: “The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the consumer finance industry.”

The 1940 Act requires funds to state a policy regarding concentration of investments in a particular industry, and to make the policy fundamental (changeable only by shareholder vote). The SEC has taken the position that a fund that invests more than 25% of its total assets in a particular industry is concentrating its investments. The fund is seeking shareholder approval to change the concentration policy in order to align the policy with the fund’s new name and investment policies that will take effect on or about October 23, 2021.

The Board, including the Independent Trustees, has approved, and recommends that shareholders of Consumer Finance Portfolio vote to modify this policy to state: “The fund may not purchase the securities of any issuer if, as a result, less than 25% of the fund’s total assets would be invested in the securities of issuers principally engaged in the [consumer finance] fintech industry.” (proposed additional language is underlined, deleted language is [bracketed]).

If the proposal is approved by shareholders, the fund’s fundamental concentration policy will change to reflect the fintech industry name. If the proposal is not approved by shareholders, FMR plans to manage the fund under its current concentration policy.

Currently, Consumer Finance Portfolio invests in companies providing consumer finance products and services such as auto loans, mortgages, and student loans.

As approved by the fund’s Board of Trustees, effective on or about October 23, 2021, Consumer Finance Portfolio will be repositioned as a fintech fund, which involves changing the fund name to FinTech Portfolio and changing the fund’s investment policy to “investing at least 80% of assets in securities of companies providing products and services in fintech.”

The repositioned fund will continue to offer shareholders exposure to traditional financing but will also include greater exposure to data processing and outsourcing services and application software. Repositioning the fund will benefit existing shareholders by better reflecting how the consumer finance industry has evolved over time, providing exposure to companies involved in the convergence of consumer finance and technology.

The changes to the fund’s name, investment policy, and supplemental benchmark discussed above are not subject to shareholder approval and will take effect on or about October 23, 2021 even if shareholders do not approve the change to the concentration policy.

For more information regarding changes to the fund’s investment policy that will take effect on or about October 23, 2021, please see the fund’s prospectus dated April 29, 2021, as supplemented.

In addition, in connection with the repositioning, Consumer Finance Portfolio’s supplemental benchmark will be changed from the S&P® Consumer Finance Index to the FactSet Financial Technologies Index, which is designed to track the performance of companies engaged in leveraging technology to deliver financial products and services, primarily in the areas of digital payment processing, enterprise data providers, enterprise financial management, insurance/real estate software, and trading solutions. FactSet uses the Revere Business Industry Classification System (RBICS) framework to classify issuers for purposes of the index, which will also be used to classify issuers for purposes of industry or sector classification under the fund’s concentration policy after the fund is repositioned.

Conclusion. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. If the proposal is approved by shareholders, the proposed change will take effect on or about October 23, 2021 or on the first day of the month following shareholder approval if the meeting is adjourned. If the proposal is not approved by shareholders, the existing concentration policy will remain in effect, and the fund will be repositioned with the new fund name and investment policies effective on or about October 23, 2021 pursuant to the fund’s existing concentration policy.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the funds, attention ”Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210. Proposals must be received a reasonable time before a fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

NOTICE TO BANKS, BROKER-DEALERS AND

VOTING TRUSTEES AND THEIR NOMINEES

Please advise Fidelity Select Portfolios, in care of Fidelity Investments Institutional Operations Company LLC, 245 Summer Street, Boston, Massachusetts 02210, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

Fidelity, Select Portfolios, and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

The third party marks appearing above are the marks of their respective owners.

1.9901450.100	SECT-PXS-0821

Consolidated SmartCard™

This card represents all of your Fidelity accounts registered to the same Social Security or Tax ID number at the address listed on this card. By voting this card, via mail or internet, you are voting all of your accounts across multiple registrations in the same manner. If you choose to vote the Consolidated card, you do not need to return the individual SmartCard™ ballots enclosed which represent each unique registration.

PO Box 28015 Albuquerque, NM 87125-8015

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com/fidelity
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

VOTE AT THE VIRTUAL MEETING
at the following Website: Meetings.computershare.com/[●]
on October 20 at 8:00 a.m., Eastern Time.
To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

Please detach at perforation before mailing.

PROXY SOLICITED BY THE TRUSTEES. The undersigned, revoking previous proxies, hereby appoint(s) Dennis J. Dirks and Patricia L. Kampling, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund(s) as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually at the following Website: Meetings.computershare.com/[●] on October 20, 2021 at 8:00 a.m., Eastern Time, and at any adjournments or postponements thereof. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal(s) described in the Proxy Statement as specified on this proxy card. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com/fidelity
VOTE VIA THE TELEPHONE: 1-800-337-3503

FID_32224_061421_C
PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

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IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR PROPOSALS 1 and 2.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1 and 2.

1.	To modify Computers Portfolio’s fundamental concentration policy.

To Vote All For  ☐                    To Vote All Against  ☐                    To Vote all Abstain  ☐

2.	To modify Consumer Finance Portfolio’s fundamental concentration policy.

To Vote All For  ☐                    To Vote All Against  ☐                    To Vote all Abstain  ☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code
xxxxxxxxxxxxxx	FID1 32224	xxxxxxxx

Individual SmartCard™
This card represents all of your Fidelity accounts with the same Social Security or Tax ID number and an exact match of registration. By voting this card you are voting all of your accounts under this registration in the same manner.
PO Box 28015
Albuquerque, NM 87125-8015

Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com/fidelity
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy
Card and return in the
postage-paid envelope

VOTE AT THE VIRTUAL MEETING
at the following Website:
Meetings.computershare.com/[●]
on October 20 at 8:00 a.m., Eastern Time. To Participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

Please detach at perforation before mailing.

PROXY SOLICITED BY THE TRUSTEES. The undersigned, revoking previous proxies, hereby appoint(s) Dennis J. Dirks and Patricia L. Kampling, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund(s) as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders to be held virtually at the following Website: Meetings.computershare.com/[●] on October 20, 2021 at 8:00 a.m., Eastern Time, and at any adjournments or postponements thereof. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal(s) described in the Proxy Statement as specified on this proxy card. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxy-direct.com/fidelity
VOTE VIA THE TELEPHONE: 1-800-337-3503

FID_32224_061421_I
PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

FUNDS	FUNDS
Select Computers Portfolio	Select Consumer Finance Portfolio

Please detach at perforation before mailing.

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR PROPOSALS 1 and 2.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS 1 and 2.

1.	To modify Computers Portfolio’s fundamental concentration policy.

	FOR	AGAINST	ABSTAIN
Select Computers Portfolio	☐	☐	☐

2.	To modify Consumer Finance Portfolio’s fundamental concentration policy.

	FOR	AGAINST	ABSTAIN
Select Consumer Finance Portfolio	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code
xxxxxxxxxxxxxx	FID2 32224	xxxxxxxx